--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISER

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 22, 1996

We welcome this opportunity to present you with the annual report for The Hyperion Total Return Fund, Inc. (the 'Fund') for its fiscal year ended November 30, 1995. The Fund's shares are traded on the New York Stock Exchange under the symbol 'HTR'.

DESCRIPTION OF THE FUND

The Fund is a closed-end investment company whose investment objective is to provide shareholders high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ('MBS'), U.S. Treasury obligations, collateralized mortgage obligations ('CMOs') and corporate obligations.

MARKET ENVIRONMENT:

Over the past six months, the recovery in the fixed income markets has continued. Interest rates, which have broadly declined since late 1994, continued their downward path since May declining by roughly 50 basis points over the period. Since this rally began, the market has been anticipatory, rallying sharply based upon expectations of future interest rate cuts by the Federal Reserve Board (the 'Fed'). So far, the market has been correct about the direction of the Fed activity. The Fed has cut the Federal Funds Rate by 50 basis points since May, reducing the rate in 25 basis point increments in July and December 1995. Current market levels and a continued downtrend in interest rates suggest that we expect additional interest rate cuts by the Fed and hope for a balanced-budget agreement that is currently being debated in Washington.

The economy continues to grow at a moderate pace. Preliminary estimates for fourth quarter economic activity were dampened by evidence of weak holiday sales for retailers. The third quarter Gross Domestic Product ('GDP') growth rebounded to 3.2% after posting a 1.3% growth rate in the second quarter of 1995. During the fiscal year which ended November 30, 1995, many economic aggregates, including the employment rate and consumer confidence, were significantly stronger than they were during the bond market rally of 1993.

PORTFOLIO PERFORMANCE AND STRATEGY

The Fund enjoyed excellent net asset value ('NAV') performance, posting a positive total return of 24.3% for the year ending November 30, 1995. Total investment return is computed based upon the change in NAV of the Fund's shares and reinvestment of dividends. The Fund's NAV increased over this period by $1.05 from $9.56 on November 30, 1994 to $10.61 on November 30, 1995.
Performance was strong against both applicable bond indices as well as its peer fund group. The Fund's performance versus applicable bond indices, for the year ended November 30, 1995 is shown below:

                                           ONE YEAR
                                         TOTAL RETURN
                                       THROUGH 11/30/95
                                       ----------------
Hyperion Total Return Fund ..........        24.3%
Lehman Govt/Corporate Index .........        18.3%
Lehman Aggregate Index ..............        17.7%
10-Year Treasury ....................        22.9%
5-Year Treasury .....................        16.3%

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISER (CONTINUED)

--------------------------------------------------------------------------------

The Fund continues to focus on sector allocation and security selection in carrying out its investment activities. During the past year, the Fund had a greater allocation to securities with better protection against mortgage-backed prepayments. This was accomplished by shifting some assets into Treasuries, asset-backed securities ('ABS') and investment grade corporate bonds. We also increased the Fund's allocation to commercial mortgage-backed securities ('CMBS') and subordinated CMOs (comprised of non-agency residential backed collateral). Typically, these securities offer significantly enhanced protection from mortgage-backed securities prepayments to the investor. To date, our activities within the subordinated CMO sector have benefited the Fund. As a result of several credit upgrades and bond restructurings of these issues, the value and pricing of these subordinated CMOs have increased.

During this period, the Fund's investment guidelines were amended. Prior to the amendment, the Fund could invest without limitation in U.S. Treasuries for temporary or defensive purposes. In December, 1995, the Board of Directors approved the removal of the restrictive 'temporary' holding period on Treasuries. The Fund is now authorized to invest 60% of total assets in any combination of MBS and U.S. Treasuries.

INVESTMENT OUTLOOK

We are cautiously optimistic about the bond market. Inflation continues to be subdued, and although nominal interest rates appear low relative to historic standards, real interest rates (the difference between interest rates and inflation) are above long-term averages. As a result, unless there is significant improvement in the economy, the market expects that there will be further short-term interest rate decreases by the Fed during 1996.

Within this declining interest rate environment, mortgage-refinancing risk should be high. Therefore, we will continue to limit our exposure to mortgage securities that are susceptible to refinancing and can cause the Fund to underperform. Consequently, we anticipate higher Fund allocations to the following sectors: 1) Treasuries, 2) ABS, 3) corporate bonds, 4) subordinated CMOs and 5) CMBS.

The chart on the following page shows the allocation of the Fund's holdings by asset category on November 30, 1995.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISER (CONCLUDED)

--------------------------------------------------------------------------------

                      THE HYPERION TOTAL RETURN FUND, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1995*

                                    [CHART]

     Subordinated CMOs                                             18.8%
     U.S. Agency-Backed CMOs (includes PAC IOs)                    18.1
     U.S. Treasury Obligations                                     16.4
     Commercial MBS                                                15.4
     Asset-Backed Securities                                        8.9
     U.S. Government Agency Certificates                            8.4
     Corporate Bonds - High Yield                                   8.2
     Corporate Bonds - Investment Grade                             4.1
     U.S. Government Agency Debenture                               1.4
     Repurchase Agreement                                           0.3

                  * As a percentage of total investments.
CONCLUSION

Hyperion Capital Management, as the Fund's Adviser, commits to its shareholders to continue to actively seek out the significant investment opportunities, and act on them in a timely fashion. We have endeavored to be accessible to our shareholders during these challenging times in the fixed income markets. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund so that it attempts to achieve its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support.

Sincerely,

/s/ Clifford E. Lai
-----------------------------
CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.

Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

/s/ Kenneth C. Weiss
-----------------------------
KENNETH C. WEISS
Senior Vice President,
The Hyperion Total Return Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.

/s/ John N. Dunlevy
------------------------------
JOHN N. DUNLEVY
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS

November 30, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)

--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--63.6%
U.S. GOVERNMENT AGENCY PASS-THROUGH
  CERTIFICATES--12.1%
Federal National Mortgage
  Association
                               7.00%        TBA         $  14,500  $ 14,500,000
                               7.50  06/01/25-11/01/25     10,000    10,196,875
                                                                   ------------
                                                                     24,696,875
                                                                   ------------
Government National
  Mortgage Association         6.00         TBA             7,000     7,056,875
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $31,562,969)                                               31,753,750
                                                                   ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--26.0%
Federal Home Loan Mortgage
  Corporation
  Series 1643, Class PH        5.75      07/15/23          12,000#   11,546,250
  Series 1101, Class M         6.95      07/15/21          16,000#   16,070,000
  Series 1607, Class SB        9.64      10/15/13          13,465    12,677,688
  Series 1362, Class CA,
    PAC, IO                 1071.22      07/15/21              25     1,129,688
                                                                   ------------
                                                                     41,423,626
                                                                   ------------
Federal National Mortgage
  Association
  Series 1993-223, Class
    PH                         6.05      10/25/22           5,000#    4,905,469
  Pool 73152                   6.87      07/01/05           3,241     3,364,142
  Pool 73192                   6.88      09/01/05          12,463    12,980,605
  Series 1993-78, Class SC     9.00      06/25/08           2,501     2,329,290
  Series 1995-M3, Class
    CN, PAC, IO                0.91      07/25/19          23,889     1,586,392
  Series 1993-154, Class
    EA, PAC, IO                6.00      10/25/06           6,493     1,700,354
                                                                   ------------
                                                                     26,866,252
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS

  (REMICS)
  (Cost - $65,691,124)                                               68,289,878
                                                                   ------------
U.S. TREASURY & AGENCY OBLIGATIONS--25.5%
  Federal National
    Mortgage Association
    Debenture                  7.55      06/10/04           5,000#    5,213,281
                                                                   ------------
  U.S. Treasury Notes
                               6.88      03/31/00          10,000#   10,510,937
                               7.50      02/15/05          10,000#   11,192,188
                               7.75      01/31/00          15,000#   16,211,719
                               7.88      11/15/04          21,000#   23,995,781
                                                                   ------------
                                                                     61,910,625
                                                                   ------------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS
  (Cost - $61,240,729)                                               67,123,906
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $158,494,822)                                             167,167,534
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--12.8%
  Broadway Receivables,
    Inc.
    Series 1994, Class B    11.00%     10/15/99       $   6,000(b)@ $ 6,053,437
  Fasco Inc.
    Series 1995-A, Class C  11.92      12/01/05           2,700(b)    2,705,062
  Health & Tennis Master
    Trust
    Series 1995-1            9.73      01/15/01           5,000(b)    5,089,844
  Neiman Marcus Group
    Credit Card Master
    Trust
    Series 1995-1, Class A   7.60      06/15/03           5,000       5,320,312
  Standard Credit Card
    Master Trust
    Series 1995-9, Class A   6.55      10/07/07           7,000       7,115,938
    Series 1994-2, Class A   7.25      04/07/08           7,000       7,465,938
                                                                   ------------

TOTAL ASSET-BACKED
  SECURITIES
  (Cost - $33,011,009)                                               33,750,531
                                                                   ------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--49.3%
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS--22.2%
  Bellaire Finance, Inc.
    Series 1995-1, Class E 12.74       02/01/08           4,806(b)    5,110,414
  Factory Stores of
    America
    Class A                 7.42       06/01/07           3,964       4,120,338
  Lennar US Partners
    Series 1995-1, Class E  9.75       02/15/05           3,500(b)    3,532,266
  Merrill Lynch Mortgage
    Investors, Inc.
    Series 1995-C1, Class
      A                     7.07       05/25/15           4,974       5,106,442
    Series 1995-C3, Class
      A3                    7.09       12/26/25           7,500       7,612,500
  Nomura Asset Securities
    Corporation
    Series 1995-MD-4,
    Class A2                7.38       08/13/29           2,000       2,076,875
  PaineWebber Mortgage
    Acceptance Corporation
    Series 1995-M2, Class
      C                     6.90       12/01/03           5,000(b)    5,055,469
    Series 1995-M1, Class
      B                     6.95       01/15/07           4,000(b)    4,092,500
  Resolution Trust Company
    Series 1994-N2, Class
      N4                   10.00       12/15/04           5,000(b)    5,159,375
    Series 1993-N3, Class
      4                    10.50       10/15/03           2,000(b)    1,980,000
    Series 1994-N2, Class
      5A                   10.63       12/15/04           2,000(b)@   2,016,562
  SKW Real Estate Limited
    Partnership
    Class E                10.75       04/15/04           6,000(b)    6,015,000
    Class II E             11.00       04/15/05           6,500(b)    6,541,641
                                                                     ----------
TOTAL COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $57,333,856)                                               58,419,382
                                                                     ----------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                        Principal     Market

                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) (CONTINUED)
SUBORDINATED COLLATERALIZED MORTGAGE
  OBLIGATIONS--27.1%
  America Southwest
    Financial
    Securities Co.
    Series 1995-C1, Class
      S2, IO                   2.03%     05/05/25      $  49,800  $  5,820,375
  Chase Mortgage Finance
    Corporation
    Series 1993-D2, Class 2M   8.00      03/25/25          2,253     2,345,546
  Citicorp Mortgage
    Securities, Inc.
    Series 1993-6, Class B4    7.00      03/25/08            797(b)    310,997
    Series 1993-7, Class B1    7.00      06/25/23          2,169     1,915,402
    Series 1995-3, Class B5    7.50      11/25/25            652(b)    363,964
  Countrywide Funding Corp.
    Series 1994-2, Class B2    6.50      02/25/09            693       290,959
    Series 1993-6, Class B2    6.63      12/25/08            546(b)    229,406
    Series 1994-A, Class B2    6.75      03/25/24          3,437     3,215,959
    Series 1995-2, Class B4    8.50      06/25/25            875(b)    691,683
  DLJ Mortgage Acceptance
    Corp.
    Series 1995-T10, Class C   17.96      12/25/23         3,647(b)  2,745,800
  Fleet Finance Home
    Equity Trust
    Series 1991-1, Class G,
      I/O-ette                742.92      07/25/21            10(a)     50,000
  GE Capital Mortgage
    Services, Inc.
    Series 1994-10, Class M     6.50      03/25/24         5,898     5,644,555
    Series 1994-18, Class B5    7.00      05/25/24         1,362(b)    286,116
    Series 1995-9, Class B3     7.50      11/25/25         1,503     1,195,641
    Series 1994-12, Class B1    7.91      08/25/25         3,019     3,058,247
    Series 1995-12, Class B3    7.91      08/25/25         1,359(b)    994,743

    Series 1995-4, Class B1     8.00      06/25/25         1,223     1,243,815
    Series 1994-28, Class B5    8.00      08/25/24         1,512       272,178
  Greenwich Capital
    Acceptance Corporation
    Series 1991-1, Class S, IO  0.66      05/01/20       131,502(b)  3,554,650
  JP Morgan Commercial
    Mortgage Finance
    Corporation
    Series 1995-C1, Class
      DX, IO                    1.21      08/01/25        29,266     2,231,532
  Kidder Peabody
    Acceptance Corporation
    Series 1993-C1, Class
      A3XP, PAC, IO            0.93      09/01/06         25,000     1,273,436
  Nomura Asset Securities
    Corporation
    Series 1994-MD1, Class
      A3X, IO                  0.40      03/15/18         41,049       949,258
    Series 1994-MD1, Class
      A2X, IO                  0.75      03/25/18         38,996     1,444,071
  Prudential Home Mortgage
    Securities Co., Inc.
    Series 1993-L, Class 5B    6.64      12/25/23          6,752(b)  3,794,776
    Series 1993-43, Class M    6.75      10/25/23            980       936,321
    Series 1993-63, Class M    6.75      01/25/24            986       940,751
    Series 1995-7, Class B4    7.00      11/25/25          1,044(b)    615,471
    Series 1995-5, Class B4    7.25      09/25/25            950(b)    563,113
    Series 1992-33, Class B3   7.50      11/25/22          7,389     6,884,743
    Series 1995-4, Class B3    7.50      07/25/10            816       688,439
    Series 1992-A, Class 4B    7.90      04/28/22         14,946(c)  1,569,291

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)

--------------------------------------------------------------------------------

[S]                         [C]      [C]                [C]        [C]
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) (CONCLUDED)
SUBORDINATED COLLATERALIZED MORTGAGE
  OBLIGATIONS--27.1% (CONCLUDED)
  Prudential Securities
    Secured Financing
    Corporation
    Series 1993-3, Class
      B3                       7.50%     06/25/23       $   1,237  $    835,355
  Residential Funding
    Mortgage
    Securities, Inc.
    Series 1994-S13, Class M1  7.00      05/25/24           3,938     3,890,779
    Series 1993-J3, Class B5   7.19      02/28/08           1,352(b)    473,085
    Series 1995-J1, Class 3    7.57      06/28/23           6,072(b)  4,040,099
    Series 1992-S16, Class A9 17.16      05/25/22           3,314     3,498,240
  Salomon Brothers
    Acceptance Corporation
    Series 1987-1, Class A     8.50      01/25/17           6,563(b)  1,312,653
  Sears Mortgage
    Securities
    Series 1991-I, Class
      A2, IO                   0.38      07/25/21         100,136     1,032,656
                                                                   ------------
TOTAL CREDIT COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $73,497,914)                                               71,204,105
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $130,831,770)                                             129,623,487
                                                                   ------------
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--17.7%
AEROSPACE/SUBSYSTEMS/COMPONENTS--0.4%
  Coltec Industries, Inc.      9.75      04/01/00           1,000     1,020,000
                                                                   ------------
ALUMINUM--0.4%
  Easco Corp.                 10.00      03/15/01           1,000       975,000
                                                                   ------------
BEVERAGES--0.2%
  Cott Corp.                   9.38      07/01/05             500       495,000
                                                                   ------------
BROADCASTING/CABLE TV--0.8%
  Century Communications
    Corp.                     11.88      10/15/03           1,000     1,070,000
  Rogers Cablesystem, Ltd.     9.63      08/01/02           1,000     1,025,000
                                                                   ------------
                                                                      2,095,000
                                                                   ------------
BROADCASTING/RADIO--0.4%
  Infinity Broadcasting

    Co.                       10.38      03/15/02           1,000     1,072,500
                                                                   ------------
BUILDING--0.5%
  Blount, Inc.                 9.00      06/15/03             500       529,375
  Triangle Pacific Corp.      10.50      08/01/03             750       781,875
                                                                   ------------
                                                                      1,311,250
                                                                   ------------
CONTAINERS/GLASS--0.6%
  Owens-Illinois, Inc.        11.00      12/01/03           1,500     1,674,375
                                                                   ------------
CONTAINERS/PAPER--0.4%
  Stone Container Corp.       10.75      10/01/02           1,000     1,025,000
                                                                   ------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--17.7% (CONTINUED)
FINANCE--5.9%
  Bayerische Landesbank        6.38%     10/15/05       $   5,000  $  5,067,187
  Commercial Credit Corp.      7.38      04/15/05           5,000     5,328,125
  General Motors
    Acceptance Corp.           6.63      10/15/05           5,000     5,051,562
  VIS Capital Corp.           12.38      07/01/98             168       168,000
                                                                   ------------
                                                                     15,614,874
                                                                   ------------
FOOD--0.1%
  Beatrice Foods Corp.        12.00      12/01/01           1,000(c)    300,000
                                                                   ------------
FOOD SERVING--0.2%
  Flagstar Corp.              10.88      12/01/02             500       460,000
                                                                   ------------
GAS & OIL RETAILER--0.1%
  Petroleum Heat & Power
    Co.                       12.25      02/01/05             250       276,250
                                                                   ------------
HEALTH CARE CENTERS--0.2%
  Manor Care, Inc.             9.50      11/15/02             500       537,500
                                                                   ------------
HOME FURNISHINGS--0.2%
  Congoleum Corp.              9.00      02/01/01             500       475,000
                                                                   ------------
INSURANCE--0.7%

  American Financial Ohio
    Corp.                     10.00      10/20/99           1,000     1,005,000
  Americo Life, Inc.           9.25      06/01/05           1,000       940,000
                                                                   ------------
                                                                      1,945,000
                                                                   ------------
LEISURE/AMUSEMENT/MUSICAL INSTRUMENTS--0.2%
  Selmer Company, Inc.        11.00      05/15/05             500       487,500
                                                                   ------------
MEDICAL EQUIPMENT/SUPPLY--0.4%
  Mcgaw, Inc.                 10.38      04/01/99           1,000     1,033,750
                                                                   ------------
METAL/OTHER FABRICATING--0.2%
  Wolverine Tube, Inc.        10.13      09/01/02             500       525,000
                                                                   ------------
MINING--0.5%
  Magma Copper Co.            12.00      12/15/01           1,250     1,362,500
                                                                   ------------
MOTION PICTURES--0.2%
  AMC Entertainment, Inc.     11.88      08/01/00             500       558,750
                                                                   ------------
OIL & GAS/REFINER--0.2%
  Tesoro Petroleum Corp.      13.00      12/01/00             650       658,125
                                                                   ------------
PLASTICS/PRODUCTS--0.3%
  Applied Extrusion
    Technologies, Inc.        11.50      04/01/02             750       802,500
                                                                   ------------
RETAIL/DRUGS--0.5%
  Hook-Super X, Inc.          10.13      06/01/02           1,250     1,359,375
                                                                   ------------
RETAIL/FOOD SUPERMARKETS--1.0%
  Ralph's Grocery, Inc.       10.45      06/15/04             500       492,500
  Safeway, Inc.               10.00      12/01/01           1,000     1,112,500
  Stop & Shop Companies,
    Inc.                       9.75      02/01/02           1,000     1,085,000
                                                                   ------------
                                                                      2,690,000
                                                                   ------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--17.7% (CONCLUDED)
SERVICES--0.3%

  Coinmach Corp.              11.75%     11/15/05       $     750  $    753,750
                                                                   ------------
STEEL/IRON/STEEL MINI-MILL--0.4%
  Northwestern Steel &
    Wire Co.                   9.50      06/15/01           1,000       985,000
                                                                   ------------
TELECOMMUNICATIONS--0.4%
  Paging Network, Inc.        11.75      05/15/02           1,000     1,105,000
                                                                   ------------
TEXTILES/APPAREL MANUFACTURER--0.3%
  Tultex Corp.                10.63      03/15/05             750       780,000
                                                                   ------------
TEXTILES/PRODUCER--0.4%
  Fieldcrest Cannon, Inc.     11.25      06/15/04           1,000     1,020,000
                                                                   ------------
TRANSPORTATION--0.7%
  Moran Transportation
    Company                   11.75      07/15/04             750       701,250
  Viking Star Shipping,
    Inc.                       9.63      07/15/03           1,000     1,027,500
                                                                   ------------
                                                                      1,728,750
                                                                   ------------
UTILITIES/ELECTRIC--0.3%
  California Energy Corp.      9.88      06/30/03             750       775,313
                                                                   ------------
UTILITIES/GAS--0.3%
  Texas Gas Transmission
    Corp.                      9.63      07/15/97             750       787,140
                                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost - $45,716,115)                                               46,689,202
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

November 30, 1995
                                                    Principal         Market
                                                     Amount           Value
                                                     (000s)          (Note 1)

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.4%
  Dated 11/30/95, with State Street Bank and Trust
    Company, 5.55%, due 12/1/95; proceeds: $969,149;
    collateralized by $970,000 U.S. Treasury Note
    6.00%, due 08/31/97, value: $1,007,898
    (Cost - $969,000)                                   $   969       $  969,000
                                                                      ----------

------------------------------------------------------------------------------
TOTAL INVESTMENTS--143.8%
  (Cost - $369,022,716)                                             378,199,754
VARIATION MARGIN PAYABLE ON OPEN FUTURES CONTRACTS*--(0.1%)            (164,063)
LIABILITIES IN EXCESS OF OTHER ASSETS--(43.7%)                     (115,013,664)
                                                                   ------------
NET ASSETS--100.0%                                                 $263,022,027
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

     TBA  To Be Announced
   REMIC  Real Estate Mortgage Investment Conduit
       # Portion of or entire principal amount pledged as collateral for reverse repurchase agreements. (Note 5)
     PAC  Planned Amortization Class
      IO  Interest-only security
       @ Portion of or entire principal amount pledged as initial margin on financial futures transactions
I/O-ette  Interest-only security with nominal principal amount
     (a)  Not readily marketable
     (b)  Private Placement
     (c)  Non-accrual investment status.
       *  Open Futures Contracts as of November 30, 1995 are as follows:
OPEN FUTURES

                                                   EXPIRATION     VALUE AT          VALUE AT          UNREALIZED
  NOTIONAL AMOUNT               TYPE                  DATE       TRADE DATE     NOVEMBER 30, 1995    DEPRECIATION
-------------------   -------------------------    ----------    -----------    -----------------    ------------
Short:

    $21,000,000       30 Yr. U.S. Treasury Note    March 1996    $24,747,188       $24,996,563         ($249,375)
                                                                 -----------       -----------         ---------
                                                                 -----------       -----------         ---------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost - $369,022,716) (Note 1)............   $378,199,754
Cash............................................................            699
Interest receivable.............................................      4,397,152
Receivable for investments sold and other receivables...........      2,723,809
Prepaid expenses................................................          6,526
                                                                   ------------
          Total assets..........................................    385,327,940
                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................     95,792,000
Payable for investments purchased...............................     25,820,952
Variation margin on open futures transactions (Note 1)..........        164,063
Dividends payable...............................................        153,386
Investment advisory fee payable (Note 2)........................        141,119
Interest payable (Note 5).......................................         65,222
Administration fee payable (Note 2).............................         43,421
Accrued expenses and other liabilities..........................        125,750
                                                                   ------------
          Total liabilities.....................................    122,305,913
                                                                   ------------

NET ASSETS (equivalent to $10.61 per share based on 24,781,615
  shares outstanding)...........................................   $263,022,027
                                                                   ------------
                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 4)..................................   $    247,816
Additional paid-in capital......................................    276,396,847
Undistributed net investment income.............................        909,081
Accumulated net realized losses.................................    (23,459,380)
Net unrealized appreciation.....................................      8,927,663
                                                                   ------------
Net assets applicable to capital stock outstanding..............   $263,022,027
                                                                   ------------
                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1):
  Interest......................................................   $30,974,376
                                                                   -----------
EXPENSES:
  Investment advisory fees (Note 2).............................     1,612,199
  Administration fees (Note 2)..................................       496,060
  Transfer agency...............................................       153,073
  Custodian.....................................................        92,235
  Directors' fees and expenses..................................        52,917
  Audit and tax services........................................        50,900
  Insurance.....................................................        44,610
  Reports to shareholders.......................................        35,984
  Legal.........................................................        13,055
  Miscellaneous.................................................        97,375
                                                                   -----------
     Total operating expenses...................................     2,648,408
          Interest expense (Note 5).............................     5,560,006
                                                                   -----------
          Total expenses........................................     8,208,414
                                                                   -----------
  Net investment income.........................................    22,765,962
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  FUTURES AND OPTIONS (Notes 1 and 3):
Net realized gains (losses) on:
  Investment transactions.......................................    11,999,779
  Futures transactions..........................................    (1,834,925)
  Option transactions...........................................      (288,345)
                                                                   -----------
                                                                     9,876,509
Net change in unrealized appreciation on investments and
  futures.......................................................    18,096,156
                                                                   -----------
Net realized and unrealized gains on investments, futures, and
  options.......................................................    27,972,665
                                                                   -----------
Net increase in net assets resulting from operations............   $50,738,627
                                                                   -----------
                                                                   -----------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Year    For the Year
                                                     Ended           Ended
                                                  November 30,    November 30,
                                                      1995            1994
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income........................   $ 22,765,962    $ 26,670,353

  Net realized gains (losses) on investments,
     futures and options.......................      9,876,509     (15,636,182)
  Net change in unrealized appreciaton
     (depreciation) on investments and
     futures...................................     18,096,156     (11,839,629)
                                                  ------------    ------------
  Net increase (decrease) in net assets
     resulting from operations.................     50,738,627        (805,458)
                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  (Note 1):
  Net investment income........................    (24,681,139)    (25,056,641)
                                                  ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 4):
  Net proceeds from issuance of shares.........             --         691,936
  Cost of shares repurchased...................       (243,325)     (1,422,539)
                                                  ------------    ------------
  Net decrease in net assets resulting from
     capital stock transactions................       (243,325)       (730,603)
                                                  ------------    ------------
          Total increase (decrease) in net
            assets.............................     25,814,163     (26,592,702)

NET ASSETS:
Beginning of year..............................    237,207,864     263,800,566
                                                  ------------    ------------
End of year (including undistributed net
  investment income of $909,081 and $2,824,258,
  respectively)................................   $263,022,027    $237,207,864
                                                  ------------    ------------
                                                  ------------    ------------

---------------
See notes to financial statements.
                                       13

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 1995
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash Flows provided from operating activities:
  Interest received.........................................   $    29,657,853
  Operating expenses paid...................................        (2,666,390)
  Interest expenses paid....................................        (5,632,656)
  Sales of short-term portfolio investments, net............           277,655
  Purchase of long-term portfolio investments...............    (1,142,478,937)
  Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................     1,141,559,678
  Net cash used for futures transactions....................        (3,167,639)
                                                               ---------------
  Net cash provided from operating activities...............        17,549,564
                                                               ---------------
Cash Flows used for financing activities:
  Cash used to repurchase shares............................          (243,325)
  Cash provided from reverse repurchase agreements..........     6,104,311,907
  Cash used to liquidate reverse repurchase agreements......    (6,097,102,657)
  Cash dividends paid.......................................       (24,527,753)
                                                               ---------------
  Net cash used for financing activities....................       (17,561,828)
                                                               ---------------
Net decrease in cash........................................           (12,264)
Cash at beginning of year...................................            12,963
                                                               ---------------
Cash at end of year.........................................   $           699
                                                               ---------------
                                                               ---------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........   $    50,738,627
                                                               ---------------
  Increase in investments...................................       (52,088,255)
  Increase in prepaid assets................................            (3,831)
  Decrease in receivable for investments sold...............         7,498,279
  Decrease in interest receivable...........................           928,586
  Increase in payable for investments purchased.............        10,475,460
  Increase in fees payable..................................            16,373
  Increase in variation margin payable......................            87,500
  Decrease in interest payable..............................           (72,650)
  Decrease in accrued expenses and other liabilities........           (30,525)
                                                               ---------------
          Total adjustments.................................       (33,189,063)
                                                               ---------------
Net cash provided from operating activities.................   $    17,549,564
                                                               ---------------
                                                               ---------------

------------------
See notes to financial statements.
                                       14

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

                                               For the Year    For the Year    For the Year    For the Year    For the Year
                                                  Ended           Ended           Ended           Ended           Ended
                                               November 30,    November 30,    November 30,    November 30,    November 30,
                                                   1995            1994            1993            1992            1991
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year........     $   9.56        $  10.59        $  10.87        $  11.50        $  10.75
                                               ----------      ----------      ----------      ----------      ----------
  Net investment income.....................         0.92            1.07            1.07            1.19            1.24
  Net realized and unrealized gains (losses)
    on investments, futures and options.....         1.13           (1.09)          (0.21)          (0.59)           0.61
                                               ----------      ----------      ----------      ----------      ----------
  Net increase (decrease) in net asset value
    from operations.........................         2.05           (0.02)           0.86            0.60            1.85
                                               ----------      ----------      ----------      ----------      ----------
  Dividends to shareholders from net
    investment income.......................        (1.00)          (1.01)          (1.14)          (1.23)          (1.10)
                                               ----------      ----------      ----------      ----------      ----------
  Net asset value, end of year                   $  10.61        $   9.56        $  10.59        $  10.87        $  11.50

                                               ----------      ----------      ----------      ----------      ----------
  Market price, end of year.................     $   9.00        $   8.50        $ 10.375        $ 11.625        $  11.75
                                               ----------      ----------      ----------      ----------      ----------
                                               ----------      ----------      ----------      ----------      ----------
  TOTAL INVESTMENT RETURN+..................        17.45%          (7.93)%         (0.89)%         10.31%          33.11%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of year (000's).............     $263,022        $237,208        $263,801        $268,961        $281,898
Total operating expenses....................         1.07%           1.09%           1.08%           1.04%           1.10%
Interest expense............................         2.24%           1.75%           1.50%           1.24%           2.68%
Net investment income.......................         9.18%          10.63%           9.95%          10.79%          11.14%
Portfolio turnover rate.....................          320%            234%            395%            390%             65%

------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions.

See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

The Hyperion Total Return Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end manage-ment investment company. The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Fund values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased -- When the Fund writes or purchases an option, the amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining the realized gain or loss or the basis of the security.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts -- The Fund may buy or sell interest rate and Eurodollar futures contracts for the purpose of hedging its portfolio against anticipated interest rate changes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses by marking to market the option contracts at the end of each day's trading. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund invests in financial futures contracts to hedge existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of future contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Security Transactions and Investment Income -- Security transactions are recorded on the dates the transactions are executed (the trade dates). Interest

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995
--------------------------------------------------------------------------------
income is recorded as earned. Discounts on securities purchased are accrued on a scientific basis over the estimated life of the respective securities. Realized gains and losses are determined on the identified cost basis.

Cash Flow Information -- The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.

Dividends and Distributions -- The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Repurchase Agreements -- The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the 'Adviser'), is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH
   AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ('Pacholder'). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Adviser will pay, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the 'Administrator'), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are officers and/or directors of the Adviser.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S.

Government Securities and reverse repurchase agreements, for the year ended November 30, 1995 were $985,902,615 and $978,280,725, respectively.

As of November 30,1995, unrealized appreciation for federal income tax purposes aggregated $9,120,417, of which $13,815,405 related to appreciated securities and $4,694,988 related to depreciated securities. The aggregate cost of investments at November 30,1995 for federal income tax purposes was $369,079,337. At November 30, 1995, the Fund had a capital loss carryforward of $22,415,204, of which $4,577,302, and $17,837,902 expire in 2000 and 2002, respectively. These will be available to offset like amounts of any future taxable gains.

4. CAPITAL STOCK:

There are 50 million shares of $0.01 par value common stock authorized. Of the 24,781,615 shares outstanding at November 30, 1995, the Adviser owned 8,334 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 3.7 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value. As of November 30, 1995, 196,700 shares have been repurchased pursuant to this program at a cost of $1,655,864 and at an average discount of 14.32% from its net asset value. For the year ending November 30,

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1995
--------------------------------------------------------------------------------
1995, 27,500 shares were repurchased at a cost of $243,325 and at an average discount of 15.56% from its net asset value.

5. BORROWINGS--REVERSE REPURCHASE
   AGREEMENTS AND DOLLAR ROLL AGREEMENTS:

The Fund may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement or dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. The Fund did not enter into any dollar roll agreements during the period. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At November 30, 1995, the Fund had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................     $95,926,860
                                         -----------
Market Value of Assets Sold Under
  Agreements........................     $97,808,832
                                         -----------
Weighted Average Interest Rate......            5.84%

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1995, was $98,043,586 at a weighted average interest rate of 5.59%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $119,796,670 as of April 19, 1995, which was 25.11% of total assets.

6. FINANCIAL INSTRUMENTS:

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Open futures contracts at November 30, 1995 are included in the portfolio of investments.

During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

7. SUBSEQUENT EVENTS:


The Fund's Board of Directors declared the following regular monthly and special dividends:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
 $0.070       12/18/95     12/28/95
 $0.035       12/29/95     01/11/96
 $0.070       01/22/96     01/31/96

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE HYPERION TOTAL RETURN FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Total Return Fund, Inc. as of November 30, 1995, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended November 30, 1995 and 1994 and the financial highlights for each of the years in the five-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. at November 30, 1995, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP


New York, New York
January 22, 1996
--------------------------------------------------------------------------------
                                TAX INFORMATION
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 13.88% of the Fund's distributions were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                               PER SHARE
                           -------------------------------------------------
                              NET       REALIZED   UNREALIZED
                           INVESTMENT     GAIN        GAIN       DIVIDEND/
QUARTERLY PERIOD             INCOME      (LOSS)      (LOSS)     DISTRIBUTION
----------------------------------------------------------------------------
February 28, 1991            $ 0.29      $ 0.01      $ 0.12        $(0.30)
May 31, 1991                   0.32        0.02        0.16         (0.30)
August 31, 1991                0.30       (0.06)       0.26         (0.30)
November 30, 1991              0.33       (0.18)       0.28         (0.20)
February 29, 1992              0.30        0.34        0.59         (0.34)
May 31, 1992                   0.30       (0.35)       0.15         (0.30)
August 31, 1992                0.30       (0.19)       0.29         (0.30)
November 30, 1992              0.29       (0.27)       0.03         (0.29)
February 28, 1993              0.28       (0.11)       0.03         (0.29)
May 31, 1993                   0.28        0.08       (0.19)        (0.38)
August 31, 1993                0.25        0.07        0.16         (0.28)
November 30, 1993              0.26       (0.08)      (0.17)        (0.19)
February 28, 1994              0.26       (0.23)       0.14         (0.35)
May 31, 1994                   0.29       (0.22)      (0.35)        (0.26)
August 31, 1994                0.29       (0.09)       0.03         (0.24)
November 30, 1994              0.23       (0.09)      (0.28)        (0.16)
February 28, 1995              0.23       (0.16)       0.42         (0.35)
May 31, 1995                   0.23        0.18        0.37         (0.22)
August 31, 1995                0.23        0.18       (0.22)        (0.22)
November 30, 1995              0.23        0.21        0.15         (0.21)


                            MARKET PRICE              NAV
                           ---------------      ---------------   VOLUME
QUARTERLY PERIOD           HIGH        LOW      HIGH        LOW   (000'S)
----------------------------------------------------------------------------
February 28, 1991          $    11     $ 95/8   $10.91   $10.70    3,040
May 31, 1991                    111/4   101/8    11.12    10.86    4,287
August 31, 1991                 115/8   103/4    11.32    11.06    2,469
November 30, 1991               12      113/8    11.50    11.29    2,674
February 29, 1992               12      11       11.46    10.94    4,012
May 31, 1992                    121/4   111/8    11.07    10.86    2,843
August 31, 1992                 121/8   111/8    11.12    10.91    3,539
November 30, 1992               117/8   113/8    11.15    10.76    2,120
February 28, 1993               12      11       10.89    10.77    2,104
May 31, 1993                    12      103/4    10.69    10.56    2,349
August 31, 1993                 117/8   101/2    10.86    10.62    4,997

November 30, 1993               11       97/8    10.81    10.60    3,673
February 28, 1994               107/8   10       10.66    10.48    2,591
May 31, 1994                    105/8    9       10.36     9.85    1,898
August 31, 1994                  91/4    81/2     9.98     9.87    2,249
November 30, 1994                87/8    75/8     9.81     9.53    2,879
February 28, 1995                87/8    8        9.70     9.40    2,405
May 31, 1995                     9       81/2    10.18     9.69    1,565
August 31, 1995                  93/8    83/8    10.37    10.04    2,129
November 30, 1995                91/8    85/8    10.61    10.23    1,698

--------------------------------------------------------------------------------

INVESTMENT ADVISER

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022
FOR GENERAL INFORMATION ABOUT THE FUND:
(800) HYPERION

SUB-ADVISER

PACHOLDER ASSOCIATES, INC.
Towers of Kenwood
8044 Montgomery Road
Suite 382
Cincinnati, Ohio 45236

ADMINISTRATOR

PRINCETON ADMINISTRATORS, L.P.
P.O. Box 9011
Princeton, New Jersey 08543
(800) 543-6217

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
2 Heritage Drive
North Quincy, Massachusetts 02171
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
Two World Financial Center

New York, New York 10281

LEGAL COUNSEL

GIBSON, DUNN & CRUTCHER
1050 Connecticut Avenue, N.W.
Washington D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts if, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                                 ANNUAL REPORT

                               NOVEMBER 30, 1995

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Lewis S. Ranieri
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director & Senior Vice President

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Louis C. Lucido
Senior Vice President

John N. Dunlevy
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------

                            HYPERION
                    Capital Management, Inc.

 ------------------------------------------------------


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                      THE HYPERION TOTAL RETURN FUND, INC.
                               520 Madison Avenue
                               New York, NY 10022